SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): AUGUST 18, 2005
                                                          ---------------



                          COLUMBUS MCKINNON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    NEW YORK
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



              0-27618                               16-0547600
--------------------------------------------------------------------------------
      (Commission File Number)           (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK               14228-1197
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01         OTHER EVENTS.

         On August 18, 2005, the registrant announced the pricing of its offering of $136 million in aggregate principal amount of Senior Subordinated 8 7/8% Notes due 2013. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.



Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

99.1                       Press Release dated August 18, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       COLUMBUS MCKINNON CORPORATION


                                       By:    /S/ KAREN L. HOWARD
                                              ---------------------------------
                                       Name:  Karen L. Howard
                                       Title: Vice President and Treasurer and
                                                 Interim Chief Financial Officer



Dated:  AUGUST 18, 2005
        ---------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

     99.1                     Press Release dated August 18, 2005